UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2016

MARINE PRODUCTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16263	58-2572419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Buford Highway NE, Suite 520, Atlanta, Georgia 30329
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (404) 321-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 25, 2016, Marine Products Corporation issued a press release titled, "Marine Products Corporation Announces Change in Term and Price of Tender Offer and Quarterly Dividend." Along with an announcement of a change in term and price of the tender offer, the press release announced that the Board of Directors declared a regular quarterly cash dividend of $0.06 to be payable December 9, 2016 to common stockholders of record at the close of business on November 10, 2016.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit 99 - Press Release dated October 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marine Products Corporation

Date: October 26, 2016	/s/ Ben M. Palmer
Ben M. Palmer Vice President,
Chief Financial Officer and Treasurer